Exhibit 99.1
The tables below reflect IAC on a continuing operations basis, updated to reflect the Search segment as discontinued operations for periods prior to operations ceasing in connection with the expiration of the Google Services Agreement on April 30, 2026 as described in Item 7.01 of this Form 8-K. The information presented below should be read in conjunction with IAC Inc.'s historical consolidated financial statements and notes thereto found on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

	2024	2025					2026
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1
	(Unaudited; in thousands)
Revenue
People Inc.
Digital	$1,086,367	$234,520	$273,999	$283,167	$370,200	$1,161,886	$253,223
Print	711,636	163,270	158,263	152,594	148,178	622,305	137,837
Intersegment eliminations	(20,774)	(4,719)	(4,892)	(5,934)	(6,573)	(22,118)	(5,331)
Total People Inc.	1,777,229	393,071	427,370	429,827	511,805	1,762,073	385,729
Emerging & Other	89,028	18,287	15,877	17,288	19,551	71,003	20,078
Intersegment eliminations	(1,218)	(1)	—	—	(1)	(2)	(10)
Total revenue	$1,865,039	$411,357	$443,247	$447,115	$531,355	$1,833,074	$405,797

Operating income (loss)
People Inc.
Digital(a)	$154,367	$17,876	$38,371	$38,434	$113,305	$207,986	$27,827
Print(b)	17,059	8,744	10,905	1,016	6,769	27,434	1,744
Other(c)(d)	(64,552)	16,587	(14,497)	(10,917)	(14,034)	(22,861)	(19,166)
Total People Inc.	106,874	43,207	34,779	28,533	106,040	212,559	10,405
Emerging & Other(e)	(37,695)	(4,886)	(9,221)	(20,797)	2,552	(32,352)	2,871
Corporate(f)	(144,284)	(17,218)	(33,050)	(34,981)	(31,066)	(116,315)	(45,092)
Total operating (loss) income	$(75,105)	$21,103	$(7,492)	$(27,245)	$77,526	$63,892	$(31,816)

Stock-based compensation expense
People Inc.
Digital	$(10,097)	$(1,855)	$(3,034)	$(3,211)	$(3,464)	$(11,564)	$(2,922)
Print	(2,045)	(450)	(442)	(451)	(430)	(1,773)	(238)
Other(c)	(13,683)	(3,188)	(3,727)	(4,060)	(4,102)	(15,077)	(5,530)
Total People Inc.	(25,825)	(5,493)	(7,203)	(7,722)	(7,996)	(28,414)	(8,690)
Emerging & Other	(1,626)	(345)	(2,874)	(743)	(602)	(4,564)	(1,335)
Corporate	(45,708)	27,228	(8,233)	(7,412)	(6,509)	5,074	(6,387)
Total stock-based compensation expense	$(73,159)	$21,390	$(18,310)	$(15,877)	$(15,107)	$(27,904)	$(16,412)

	2024	2025					2026
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1
	(Unaudited; in thousands)
Depreciation
People Inc.
Digital	$(15,943)	$(3,074)	$(3,167)	$(4,428)	$(3,933)	$(14,602)	$(3,587)
Print	(7,258)	(1,393)	(1,403)	(1,237)	(1,104)	(5,137)	(927)
Other(c)	(3,103)	(4,706)	(651)	(525)	(1,274)	(7,156)	(854)
Total People Inc.	(26,304)	(9,173)	(5,221)	(6,190)	(6,311)	(26,895)	(5,368)
Emerging & Other	(65)	(23)	(9)	(8)	(9)	(49)	(8)
Corporate	(8,408)	(2,045)	(2,038)	(2,037)	(1,935)	(8,055)	(1,938)
Total depreciation	$(34,777)	$(11,241)	$(7,268)	$(8,235)	$(8,255)	$(34,999)	$(7,314)

Amortization of intangibles
People Inc.
Digital	$(116,542)	$(18,724)	$(18,723)	$(18,826)	$(18,235)	$(74,508)	$(15,576)
Print	(19,875)	(3,694)	(3,695)	(3,695)	(3,617)	(14,701)	(3,464)
Other(c)	—	—	—	—	—	—	—
Total People Inc.	(136,417)	(22,418)	(22,418)	(22,521)	(21,852)	(89,209)	(19,040)
Emerging & Other	(9)	—	—	—	—	—	—
Corporate	—	—	—	—	—	—	—
Total amortization of intangibles	$(136,426)	$(22,418)	$(22,418)	$(22,521)	$(21,852)	$(89,209)	$(19,040)

Adjusted EBITDA(g)
People Inc.
Digital(a)	$296,949	$41,529	$63,295	$64,899	$138,937	$308,660	$49,912
Print(b)	46,237	14,281	16,445	6,399	11,920	49,045	6,373
Other(c)(d)	(47,766)	24,481	(10,119)	(6,332)	(8,658)	(628)	(12,782)
Total People Inc.	295,420	80,291	69,621	64,966	142,199	357,077	43,503
Emerging & Other(e)	(35,995)	(4,518)	(6,338)	(20,046)	3,163	(27,739)	4,214
Corporate(f)	(90,168)	(42,401)	(22,779)	(25,532)	(22,622)	(113,334)	(36,767)
Total Adjusted EBITDA	$169,257	$33,372	$40,504	$19,388	$122,740	$216,004	$10,950

The following table reconciles net (loss) earnings attributable to IAC shareholders to operating (loss) income to Adjusted EBITDA:

	2024	2025					2026
	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31	Q1
	(Unaudited; in thousands)
Net (loss) earnings attributable to IAC shareholders	$(539,897)	$(216,805)	$211,452	$(21,879)	$(76,794)	$(104,026)	$(71,882)
Add back:
Net earnings (loss) attributable to noncontrolling interest	6,567	2,237	(819)	142	996	2,556	1,212
(Earnings) loss from discontinued operations, net of income taxes(h)(i)(j)	(78,504)	(34,509)	(19,419)	(31,007)	237,502	152,567	(4,455)
Loss on sale of Care.com, net of income taxes	—	—	—	—	—	—	75,643
Income tax (benefit) provision	(149,941)	(74,767)	74,360	(3,108)	31,594	28,079	(10,109)
Other (income) expense, net	(98,227)	(7,632)	(2,796)	18,447	(24,155)	(16,136)	(14,078)
Unrealized loss (gain) on investment in MGM Resorts International	649,178	324,265	(307,437)	(17,476)	(118,527)	(119,175)	(34,005)
Interest expense	135,719	28,314	37,167	27,636	26,910	120,027	25,858
Operating (loss) income	(75,105)	21,103	(7,492)	(27,245)	77,526	63,892	(31,816)
Add back:
Stock-based compensation expense	73,159	(21,390)	18,310	15,877	15,107	27,904	16,412
Depreciation	34,777	11,241	7,268	8,235	8,255	34,999	7,314
Amortization of intangibles	136,426	22,418	22,418	22,521	21,852	89,209	19,040
Adjusted EBITDA	$169,257	$33,372	$40,504	$19,388	$122,740	$216,004	$10,950

(a)The third quarter of 2025 operating income of $38.4 million and Adjusted EBITDA of $64.9 million at People Inc. Digital include $8.3 million of severance-related costs driven by headcount reductions to better align the business with strategic growth opportunities.

(b)The third quarter of 2025 operating income of $1.0 million and Adjusted EBITDA of $6.4 million at People Inc. Print include $5.8 million of severance-related costs driven by headcount reductions to better align the business with strategic growth opportunities.

(c)Other comprises unallocated corporate costs.
(d)The first quarter of 2025 operating income of $16.6 million and Adjusted EBITDA of $24.5 million at People Inc. Other include a net gain of $36.2 million related to certain unoccupied office space. The third quarter of 2025 operating loss of $10.9 million and Adjusted EBITDA loss of $6.3 million at People Inc. Other include a net gain of $5.2 million related to an amendment of a lease, which provided for the surrender of certain office space early, partially offset by $1.0 million of severance-related costs driven by headcount reductions to better align the business with strategic growth opportunities.
(e)The third quarter of 2025 operating loss of $20.8 million and Adjusted EBITDA loss of $20.0 million at Emerging & Other include $21.4 million of legal fees and settlement expenses for litigation that concluded in the third quarter of 2025 related to a legacy business.

(f)The first quarter of 2026 operating loss of $45.1 million and Adjusted EBITDA loss of $36.8 million at Corporate include $10.3 million of severance-related costs driven by a reduction in workforce as IAC Corporate consolidates its corporate functions with those of People Inc.
(g)Adjusted EBITDA (Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization) is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements, if applicable. We believe this measure is useful for investors and analysts as this measure allows a more meaningful comparison between our performance and that of our competitors. Adjusted EBITDA has certain limitations because it excludes the impact of these expenses.
(h)On March 31, 2025, IAC completed the spin-off of Angi, including Roofing, by means of a special dividend (the "Distribution") of all shares of Angi capital stock held by IAC to holders of its common stock and Class B common stock. As a result of the Distribution, IAC no longer owns any shares of Angi's capital stock and Angi became an independent public company. The operations of Angi are presented as discontinued operations within IAC's consolidated financial statements for all periods prior to March 31, 2025.

(i)On March 16, 2026, IAC completed the sale of Care.com. As a result of the sale, the operations of Care.com are presented as discontinued operations within IAC’s consolidated financial statements for all periods presented above.
(j)The operations of the Search segment are presented as discontinued operations within IAC’s consolidated financial statements for all periods prior to operations ceasing in connection with the expiration of the Google Services Agreement on April 30, 2026.